SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                          ------------


                            FORM 8-K
                         CURRENT REPORT


                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported):
                        February 10, 1997




                         Innotech, Inc.
     (Exact name of registrant as specified in its charter)



Delaware                      0-27746             54-1560349
-----------------             -----------         -------------------
(State or other               (Commission         (IRS Employee
jurisdiction                  File No.)           Identification No.)
of incorporation)


5568 Airport Road, Roanoke, Virginia           24012
---------------------------------------------------------
(Address of principal executive offices)       (Zip code)


Registrant's telephone no., including area code: (540) 362-2520






                    TOTAL NUMBER OF PAGES:  5

Item 5.  Other Events.

          On February 10, 1997, the Registrant entered into an Agreement and Plan of Merger (the "Merger Agreement") with Johnson & Johnson and INO Acquisition Corp., a wholly-owned subsidiary of Johnson & Johnson, which provides for the acquisition of all of the Common Stock, par value $.001 per share, of the Registrant at a price of $13.75 per share, payable in cash. Under the terms of the Merger Agreement, on February 18, 1997, INO Acquisition Corp. commenced a tender offer to purchase all of the outstanding shares of the Registrant's Common Stock not already owned by Johnson & Johnson, INO Acquisition Corp. or any other subsidiary of Johnson & Johnson at a cash price of $13.75 per share. The Merger Agreement provides that, subject to the satisfaction or waiver of certain conditions, the tender offer will be followed by a merger of INO Acquisition Corp. with and into the Registrant, in which case those shares that are not purchased in the tender offer (other than shares held in the Registrant's treasury, by Johnson & Johnson, INO Acquisition Corp. or any other subsidiary of Johnson & Johnson, or by stockholders duly exercising appraisal rights as provided by Delaware law) will be converted into the right to recieve in cash the price paid per share pursuant to the tender offer.

          The Registrant has filed a Solicitation/Recommendation Statement on Schedule 14D-9 on February 18, 1996, with the Securities and Exchange Commission. The Registrant's Board of Directors has unanimously approved the Merger Agreement, the tender offer and all transactions contemplated thereby.

Item 7.  Financial Statements and Exhibits.

          (c)  Exhibits:

          2.1       Agreement and Plan of Merger, dated
                    February 10, 1997, between the Registrant,
                    Johnson & Johnson and INO Acquisition Corp.
                    (previously filed on February 18, 1997, with the Securities and Exchange Commission as an exhibit to the Tender Offer Statement on
                    Schedule 14D-1 of INO Acquisition Corp. and
                    Johnson & Johnson and incorporated herein by reference).

          99.1 Joint Press Release of Johnson & Johnson and the Registrant, dated February 11, 1997 (previously filed on February 18, 1997, with the Securities and Exchange Commission as an exhibit to the Tender Offer Statement on
                    Schedule 14D-1 of INO Acquisition Corp. and
                    Johnson & Johnson and incorporated herein by reference).

                           SIGNATURES


          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              INNOTECH, INC.
                              (Registrant)



Date:  February 26, 1997      Ronald D. Blum
                              -------------------------------
                              Ronald D. Blum
                              Chairman of the Board and
                              Chief Executive Officer

                          EXHIBIT INDEX

     Exhibit   Description

     2.1 Agreement and Plan of Merger, dated February 10, 1997, between the Registrant, Johnson & Johnson and INO Acquisition Corp. (previously filed on February 18, 1997, with the Securities and Exchange Commission as an exhibit to the Tender Offer Statement on Schedule 14D-1 of INO Acquisition Corp. and Johnson & Johnson and incorporated herein by reference).

     99.1 Joint Press Release of Johnson & Johnson and the Registrant, dated February 11, 1997 (previously filed on February 18, 1997, with the Securities and Exchange Commission as an exhibit to the Tender Offer Statement on Schedule 14D-1 of INO Acquisition Corp. and Johnson & Johnson and incorporated herein by reference).